                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 21, 1999

                            TranSwitch Corporation
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                 Three Enterprise Drive, Shelton, Connecticut
            ------------------------------------------------------
                   (Address of principal executive offices)


                                     06484
            ------------------------------------------------------
                                  (Zip Code)


                                (203) 929-8810
            ------------------------------------------------------
              Registrant's telephone number, including area code


        Delaware                         0-25996             06-1236189
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)

The Company's Current Report on Form 8-K, filed on January 21, 1999, omitted pages 2, 3 and 4 of Exhibit 99.1 because of an error in the transmission of such report. This amendment sets forth the contents of such report in their entirety.

ITEM 5.   Other Events.
          ------------

     On January 21, 1999, the Company issued a press release, a copy of which is attached in its entirety as Exhibit 99.1 to this Current Report on Form 8-K/A.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

Exhibit No.      Exhibits
-----------      --------

99.1             Press Release of the Company dated January 21, 1999.

27               Financial Data Schedule

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSWITCH CORPORATION



January 28, 1999                    By /s/ Michael F. Stauff
                                       --------------------------
                                       Michael F. Stauff
                                       Chief Financial Officer

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                                 Exhibit Index
                                 -------------

Exhibit No.        Description                                          Page No.
-----------        -----------                                          --------
99.1               Press Release of the Company dated January 21, 1999.       5
27                 Financial Data Schedule                                    9

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